UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024

AEYE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39699	37-1827430
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Park Place, Suite 200, Dublin, California	94568
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 400-4366

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIDR	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	LIDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement with Dowslake Microsystems Corporation

On May 10, 2024, AEye, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Dowslake Purchase Agreement”) with Dowslake Microsystems Corporation (“Dowslake”), pursuant to which Dowslake has agreed to purchase 330,823 shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) for the purchase price of $853,523.34, which represents a per share purchase price of $2.58, the Nasdaq Official Closing Price (as defined under the rules and regulations of the Nasdaq Stock Market) of the Common Stock immediately preceding the execution of the Dowslake Purchase Agreement, and an unsecured convertible promissory note (the “Note”) with the principal amount of $146,476.66, for an aggregate purchase price of $1,000,000.00 for both the purchased shares and the Note (together, the “Dowslake Transaction”). The Dowslake Transaction is expected to close on May 27, 2024, or at such other time as the Company and Dowslake mutually agree.

The Note has a five (5) year maturity from the Original Issue Date (as defined in the Note) with an interest rate per annum equal to the sum of: (i) the daily simple Secured Overnight Financing Rate published by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on its website as of the most recent historical Quarterly Interest Calculation Date (as defined in the Note) plus (ii) one percent (1%). Any interest accrued on the Note is payable on a quarterly basis or, at the option of the Company, added to the principal amount (as adjusted, the “Principal Balance”) under the Note. The Note maturity may be accelerated upon continuing occurrence of an Event of Default (as defined in the Note).

Upon maturity of the Note, the Company shall pay the Principal Balance and all accrued, unpaid and uncapitalized interest. Additionally, at any time while the Note is outstanding, the Company has the right to prepay in whole or any portion of the Principal Balance or any accrued, unpaid, and uncapitalized interest. Subject to Dowslake’s sole discretion as to the allocation, any payment on the Note may be made by (i) paying cash, (ii) converting the applicable amount of Principal Balance into Common Stock, or (iii) any combination of the foregoing (each, a “Note Payment”).

The conversion price applicable to each Note Payment shall be the per share closing price of the Common Stock on the Nasdaq Stock Market or such other principal market or exchange on which the Common Stock is then listed for trading as of the immediately preceding trading day. Any conversion of the Note into the Common Stock is subject to limitations that the number of shares of Common Stock issuable shall not exceed (A) 19.99% of the number of shares of Common Stock outstanding on the Original Issue Date, including shares of Common Stock issued or issuable in any transaction that is required to be aggregated with Dowslake Transaction under the rules and regulations of the Nasdaq Stock Market or (B) 19.99% of the number of shares of Common Stock outstanding or the total voting power of the Company’s securities outstanding.

The Dowslake Purchase Agreement contains customary representations, warranties, closing conditions, and obligations of the parties in agreements of this type. The Company has agreed to register the resale of the shares of Common Stock purchased pursuant to the Dowslake Purchase Agreement and the shares of Common Stock issuable upon conversion of the Note under the Securities Act of 1933, as amended of 1933 (the “Securities Act”).

The foregoing description of the Dowslake Purchase Agreement and the Note do not purport to be complete and is qualified in its entirety by reference to the full text of the Dowslake Purchase Agreement and the form of Unsecured Convertible Promissory Note attached hereto as Exhibit 10.1 and Exhibit 4.1, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance
Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The securities referred to in this Current Report on Form 8-K are being issued and sold by the Company to the Purchaser in reliance upon the exemptions from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 15, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Meeting”). Present in person or by proxy at the Meeting were shares of Common Stock representing 4,151,846 votes, or approximately 63.8% of the 6,502,980 shares outstanding and entitled to vote as of the record date of March 26, 2024.

At the Meeting, the Company’s stockholders elected each of the two persons listed below under Proposal One to serve as a Class III director of the Company until the 2027 Annual Meeting of Stockholders. An increase in the number of shares of Common Stock issuable under our 2021 Equity Incentive Plan as described in Proposal Three was not approved.

With respect to Proposal Two, requesting shareholder ratification of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, the Company previously announced on a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 12, 2024 that it had dismissed Deloitte and appointed KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Notwithstanding the dismissal of Deloitte, the Company did not withdraw Proposal Two, which was approved by the Company’s stockholders.

The following tables set forth the results of the voting at the Meeting.

Proposal One – to elect two (2) Class III directors, Prof. Dr. Bernd Gottschalk and Jonathon B. Husby, each to hold office until the Company’s 2027 Annual Meeting of Stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation, or removal:

Nominee	For	Withheld	Broker Non-votes
Prof. Dr. Bernd Gottschalk	1,420,577	1,158,010	1,573,259
Jonathon B. Husby	1,409,240	1,169,347	1,573,259

Each nominee received the required affirmative vote of holders of a plurality of the votes cast and, therefore, each of the nominees was elected as a Class III director to hold office until the Company’s 2027 Annual Meeting of Stockholders, and until his successor is duly elected and qualified, or until his earlier death, resignation, or removal.

Proposal Two – to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-votes
2,388,236	1,518,442	245,168	0

Proposal Two required the affirmative vote of the holders of a majority of the voting power of the shares of stock present at the Meeting or represented by proxy and entitled to vote thereon and was approved by stockholders as set forth in the table above.

Proposal Three – to approve an increase in the number of shares of Common Stock issuable under the Company’s 2021 Equity Incentive Plan by 950,000 shares:

For	Against	Abstain	Broker Non-votes
1,088,914	1,273,080	216,593	1,573,259

Proposal Three required the affirmative vote of the holders of a majority of the voting power of the shares of stock present at the Meeting or represented by proxy and entitled to vote thereon and was not approved by stockholders as set forth in the table above.

Item 9.01.	Financial Statement and Exhibits.
(d) Exhibits.
Exhibit Number	Description
4.1	Form of Unsecured Convertible Promissory Note to be issued by the Company pursuant to and in accordance with the Securities Purchase Agreement.

10.1	Securities Purchase Agreement by and among AEye, Inc. and Dowslake Microsystems Corporation, dated May 10, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEye, Inc.

Dated: May 15, 2024
	By:	/s/ Andrew S. Hughes
Andrew S. Hughes
Senior Vice President, General Counsel & Corporate Secretary